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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 1997

                            [KEY LOGO APPEARS HERE]

                                    KEYCORP
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

       Ohio                    0-850                63-0593897
-----------------         ---------------       -------------------
 (State or other          Commission File        (I.R.S. Employer
 jurisdiction of              Number            Identification No.)
 incorporation or
  organization)


 127 Public Square, Cleveland, Ohio                44114-1306
 --------------------------------------            ----------
(Address of principal executive offices            (Zip Code)



Registrant's telephone number, including area code:  (216) 689-6300

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ITEM 5.   OTHER EVENTS
          ------------

     On July 17, 1997, the Registrant issued a press release announcing its earnings results for the three month period and six month period ended June 30, 1997. This press release is attached as Exhibit 99 to this report and incorporated herein by reference.

              Private Securities Litigation Reform Act of 1995
         	         Forward Looking Statements Disclosure

In connection with any forward looking statements made by the Registrant, the following disclosure is made. Actual results could differ materially from those contained in or implied by such statements for a variety of factors including: (1) sharp and/or rapid changes in interest rates,
(2) significant changes in the 	economic scenario from the current
anticipated scenario which could materially change anticipated credit quality trends and the ability to generate loans, (3) significant delay in or inability to execute strategic initiatives designed to grow revenues and/or control expenses, including plans to form a nationwide bank, to reduce expenses to achieve a 55% efficiency ratio by the end of 1997,
and to both consolidate	and divest branches, and (4) significant changes in
accounting, tax, or regulatory practices or requirements.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
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(C)  Exhibits
     --------
     99. The Registrant's July 17, 1997, press release announcing its earnings results for the three month period and six month period ended June 30, 1997.

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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   KEYCORP
                                                ------------
                                                (Registrant)


Date:  July 17, 1997                        /s/   Lee Irving
                                            ----------------
                                            By:   Lee Irving
                                                  Executive Vice President
                                                  and Chief Accounting Officer